UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

Canna-Global Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41102	86-3692449
(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

(Address of principal executive offices, including zip Code)

310-496-5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share and one redeemable warrant of one share of Common Stock	CNGLU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CNGL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	CNGLW	The Nasdaq Stock Market LLC
Representative’s shares of Class A common stock	CNGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment of Trust Agreement

On December 2, 2021, Canna Global Acquisition Corp (the “Company”), consummated its initial public offering (the “IPO”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated December 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) (the “Trust Agreement”). A form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-258619) in connection with the IPO.

As previously reported on Form 8-K filed with the Securities and Exchange Commission on December 1, 2023, on December 1, 2023, the Company held a special meeting of its shareholders, in lieu of its 2022 annual meeting, in a virtual format pursuant to due notice (the “2022 Special Meeting”). At the 2022 Special Meeting, the Company’s shareholders entitled to vote cast their votes and approved the Trust Amendment Proposal, pursuant to which the Trust Agreement was amended to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from December 2, 2022 by up to twelve (12) one-month extensions to December 2, 2023.

On December 1, 2023, the Company held a special meeting of its shareholders, in lieu of its 2023 annual meeting, in a virtual format pursuant to due notice (the “2023 Special Meeting”). At the 2023 Special Meeting, the Company shareholders entitled to vote at the 2023 Special Meeting cast their votes and approved the Trust Amendment Proposal, pursuant to which the Trust Agreement was amended to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from December 2, 2023 by up to twelve (12) one-month extensions to December 2, 2024.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment of Articles of Association

As described in Item 5.03 below, the shareholders of the Company approved the Second Amendment to the Second Amended and Restated Certificate of Incorporation and filed it with the Secretary of State of the State of Delaware on December 1, 2023.

Item 5.03. Articles of Incorporation or Bylaws.

The shareholders of the Company approved the Second Amendment to the Second Amended and Restated Certificate of Incorporation of the Company at the 2023 Special Meeting as described in Item 1.01 above.

The full text of the First Amendment to the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2023, the Company held its Special Meeting of its shareholders in lieu of its annual meeting, pursuant to due notice. On the record date of October 26, 2022, the Company had 3,229,370 outstanding shares of Class A common stock and 5,750,000 outstanding shares of Class B common stock, which vote occurred together as a single class with respect to the Extension Amendment Proposal, entitled to vote at the Special Meeting. At the Special Meeting, holders of the Company’s Class A common stock and Class B common stock (the “Shareholders”) voted on one of the two proposals presented, each as described in the proxy statement/prospectus, as amended, and cast their votes as described below:

Proposal 1 - Extension Amendment Proposal

The Shareholders approved the Extension Amendment Proposal, by a 72.236% approval vote, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO that closed on December 2, 2021 from December 2, 2023 by up to twelve (12) one-month extensions to December 2, 2024. The following is a tabulation of the voting results:

Canna-Global Acquisition Corp Common Stock:

Votes For	Votes Against	Abstentions

6,498,948	240,460	2,740

Proposal 2 - Trust Amendment Proposal

The Shareholders approved the Trust Amendment Proposal, by a 72.236% approval vote, giving the Company the right to draft a second amendment to the Trust Agreement to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO that closed on December 2, 2021 from December 2, 2023 by up to twelve (12) one-month extensions to December 2, 2024. The following is a tabulation of the voting results:

Canna-Global Acquisition Corp Common Stock:

Votes For	Votes Against	Abstentions

6,498,948	240,460	2,740

Item 8.01. Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the 2023 Special Meeting, holders of 1,256,713 shares of public Class A common stock exercised their right to redeem those shares for cash at an approximate price of $10.76 per share, for an aggregate payout of approximately $ 13,522,231.88.

Deposit of Extension Funds

In connection with its first extension of the Termination Date, Canna-Global caused $0.045 per outstanding share of Canna-Global’s Class A common stock to be paid to the Trust Account on December 1, 2023 in advance of the December 2, 2023 due date.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Canna Global Acquisition Corp and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Canna-Global’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Canna-Global will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Canna-Global’s directors and executive officers and their ownership of Canna-Global common stock is set forth in Canna-Global’s final prospectus dated December 2, 2023 and filed with the SEC on November 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Canna-Global and our target or the date of such information in the case of information from persons other than Canna-Global or our target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Second Amendment to the Second Amended and Restated Articles of Association
10.1	Second Amendment to Investment Management Trust Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Exchange Act, Canna-Global has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNA-GLOBAL ACQUISITION CORP

Date: December 7, 2023	By:	/s/ J. Gerald Combs
J. Gerald Combs
Chief Executive Officer